UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 22, 2013

Home BancShares, Inc.

(Exact name of registrant as specified in its charter)

Arkansas	000-51904	71-0682831
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

719 Harkrider, Suite 100, Conway, Arkansas	72032
(Address of principal executive offices)	(Zip Code)

(501) 328-4770

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 (the “Amendment”) to the Current Report on Form 8-K of Home BancShares, Inc. (“Home” or the “Registrant”), filed on August 22, 2013(the “Report”), is being filed to amend and supplement the disclosure provided in the Report and to satisfy the filing obligation of the Registrant under Rule 425 under the Securities Act of 1933 with respect to the Report.

Statements made in this Amendment, other than those concerning historical financial information, may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and are subject to risks and uncertainties. These forward-looking statements include, without limitation, statements regarding the benefits of the business combination transaction involving Home and Liberty, including future financial and operating results, the combined company’s plans, objectives, expectations, goals and outlook for the future. Various factors could cause actual results to differ materially from those contemplated by the forward-looking statements, including, but not limited to, (i) the possibility that the acquisition does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; (ii) changes in Home’s stock price before closing, (iii) the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Home and Liberty operate; (iv) the ability to promptly and effectively integrate the businesses of Home and Liberty; (v) the reaction to the transaction of the companies’ customers, employees and counterparties; and (vi) diversion of management time on acquisition-related issues. A discussion of risks, uncertainties and other factors that could cause actual results to differ materially from management’s expectations is set forth under the captions “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2012, and in its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2013 and June 30, 2013, and in its Joint Proxy Statement/Prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 27, 2013.

Item 7.01 Regulation FD Disclosure

The Registrant will present at the 2013 Raymond James U.S. Bank Conference to be held in Chicago on August 22, 2013. The PowerPoint slides used during the presentation are attached as Exhibit 99.1 to this Current Report and are incorporated by reference into this Item 7.01.

Item 8.01 Other Events

To the extent required, the information set forth in Item 7.01 and Exhibit 99.1 is incorporated herein by reference.

Additional Information about the Merger and Where to Find It

In connection with the acquisition of Liberty Bancshares, Inc. (“Liberty”) by Home (the “Merger”), Home has filed with the SEC a Registration Statement on Form S-4 (the “Registration Statement”) to register the shares of Home common stock to be issued to shareholders of Liberty in connection with the transaction. The Registration Statement includes a Joint Proxy Statement of Home and Liberty and a Prospectus of Home, as well as other relevant materials regarding the proposed merger transaction involving the Company and Liberty. WE URGE INVESTORS AND SECURITY HOLDERS OF HOME AND LIBERTY TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER TRANSACTION. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC on the SEC’s website at http://www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by Home at Home’s website at http://www.homebancshares.com, Investor Relations, or by contacting Brian Davis, by telephone at (501) 328-4770.

Participants in Solicitation

Home and Liberty and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Home and Liberty in connection with the Merger. Information about the directors and executive officers of Home and their ownership of Home common stock is set forth in the proxy statement for Home’s 2013 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 5, 2013. Information about the directors and executive officers of Liberty and their ownership of Liberty common stock is set forth in the Joint Proxy Statement/Prospectus included in the Registration Statement. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Joint Proxy Statement/Prospectus regarding the Merger. Free copies of this document may be obtained as described in the preceding paragraph.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1 Raymond James Conference Investor Presentation (incorporated by reference to Exhibit 99.1 to Home BancShares’ Current Report on Form 8-K, filed on August 22, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home BancShares, Inc.
(Registrant)

Date: October 16, 2013	/s/ Brian Davis
Brian Davis
Chief Accounting Officer